EXHIBIT 32.1
SARBANES-OXLEY SECTION 906 CERTIFICATION
     In connection with the Quarterly Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission (the “Report”), I, William H. Wilcox, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Wilcox William H. Wilcox
President and Chief Executive Officer
November 9, 2010